UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C.  20549
                         SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934
                            (Amendment No.  )

Filed by the Registrant     [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ [ Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         UNISOURCE ENERGY CORPORATION
-------------------------------------------------------------------------------
               (Name of the Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1)  Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

   2)  Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

   4)  Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

   5)  Total fee paid:

       ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and idenfity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:
                                -----------------------------------------------
     2)  Form, Schedule or Registration Statement No.
                                                     --------------------------
     3)  Filing party:
                      ---------------------------------------------------------
     4)  Date filed:
                    -----------------------------------------------------------

                  UNISOURCE ENERGY CORPORATION
                     220 West Sixth Street
                          P.O. Box 711
                     Tucson, Arizona 85702


James S. Pignatelli
Chairman of the Board                        (520) 571-4000

                                             March 30, 1999
Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of UniSource Energy Corporation ("UniSource
Energy") to be held on May 21, 1999. The Meeting will begin at 10:00 a.m., Tucson time, at the Leo Rich Theater, 260 South Church Avenue, Tucson, Arizona.

     At  the Meeting you will be asked to elect a Board  of
Directors  for  UniSource  Energy  for  the  ensuing  year.
During  the  Meeting,  a  report  will  be  given  on   the
operations  of  UniSource Energy during fiscal  year  1998.
Directors and officers of UniSource Energy will be  present
to   respond  to  questions  that  shareholders  may   have
beginning at 9:30 a.m.

     Please  fill out, sign, date, and return the  enclosed
Proxy Card promptly. If you attend the Meeting and wish to vote your shares personally, you may revoke your proxy at that time. Your interest is very much appreciated.


                            Sincerely yours,

                            UNISOURCE ENERGY CORPORATION




							James S. Pignatelli
                            Chairman of the Board, President and
                            Chief Executive Officier

                  UNISOURCE ENERGY CORPORATION
                     220 West Sixth Street
                          P.O. Box 711
                     Tucson, Arizona 85702         (520) 571-4000


     Notice of Annual Meeting of Shareholders May 21, 1999

To the Shareholders of
  UNISOURCE ENERGY CORPORATION

     Notice  is  hereby  given that the Annual  Meeting  of
Shareholders   (the   "Meeting")   of   UniSource    Energy
Corporation ("UniSource Energy") will be held on the 21st day of May, 1999, at the Leo Rich Theater, 260 South Church
Avenue, Tucson, Arizona at 10:00 a.m., Tucson time, for the purposes of:

     (1) electing a Board of Directors for the ensuing year; and

     (2) transacting such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The holders of record of common stock at the close of business on March 12, 1999 will be entitled to vote at the Meeting and at any adjournments thereof. Proxy soliciting material is first being sent or given to shareholders on March 30, 1999.

                              By  order  of  the  Board  of Directors,




                              Dennis R. Nelson
                              Corporate Secretary

Dated:  March 30, 1999

IMPORTANT: Your presence at the Meeting is desired, but if you cannot be present, please fill out, sign, date, and return the enclosed form of proxy in the envelope provided.
Due to the number of shareholders, your cooperation in returning your proxy promptly is essential and will be very much appreciated.

     YOUR  VOTE IS IMPORTANT, REGARDLESS OF HOW MANY SHARES YOU OWN.



     TO  VOTE YOUR SHARES, PLEASE MARK, SIGN, AND DATE  THE
ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED  RETURN ENVELOPE.

                         PROXY STATEMENT

General
-------
     This Proxy Statement is being mailed to shareholders in connection with the solicitation, by and on behalf of the Board of Directors of UniSource Energy Corporation ("UniSource Energy"), of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of UniSource Energy to be held on May 21, 1999, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any and all adjournments of the Meeting.

     An appropriate form of proxy for execution by shareholders is enclosed. Any shareholder giving a proxy has the right to revoke the same by giving notice to UniSource Energy in writing, directed to the Corporate Secretary, or in person at the Meeting at any time before the proxy is exercised.

     UniSource Energy will bear the entire cost of the solicitation of proxies. UniSource Energy will make solicitations primarily by mail. Additional solicitation of brokers, banks, nominees, and institutional investors may be made pursuant to a special engagement of Beacon Hill Partners, Inc. at a cost to UniSource Energy of approximately $3,500 plus reasonable out-of-pocket expenses not to exceed $1,500. If necessary to obtain reasonable representation of shareholders at the Meeting, solicitations may also be made by telephone, facsimile, or personal interview. UniSource Energy will request brokers or other persons holding stock in their names, or in the names of their nominees, to forward proxy material to the beneficial owners of such stock or request authority for the execution of the proxies, and will reimburse such brokers or other persons for their expense in so doing.

     In accordance with UniSource Energy's Bylaws, the Board of Directors has fixed March 12, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to vote at the Meeting and at any and all adjournments thereof. The stock transfer books will not be closed.

Change in Accountants
---------------------
      On November 7, 1997, based upon the recommendation of its audit committee, the Board of Directors of UniSource Energy voted to appoint PricewaterhouseCoopers, LLP as UniSource Energy's independent accountants effective for the year ending December 31, 1998. UniSource Energy chose not to renew the engagement of Deloitte & Touche LLP, UniSource Energy's then present independent accountants. Deloitte & Touche LLP continued to serve for the 1997 fiscal year, including rendering an opinion on UniSource Energy's financial statements for the year ended December 31, 1997.

      The reports of Deloitte & Touche LLP on UniSource Energy's financial statements for each of the two most recent years ended December 31, 1997 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified in any matter.

      During 1996, 1997 and the period from December 31, 1997 to March 2, 1998, the date of UniSource Energy's Annual Report on Form 10-K for the year ended December 31, 1997, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure. During this period, there were no "reportable events" as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

      Deloitte & Touche LLP furnished a letter addressed to the Securities and Exchange Commission ("SEC") stating that it agreed with the above statements for the two most recent years ended December 31, 1997 to March 2, 1998, the date of UniSource Energy's Annual Report on Form 10-K for the year ended December 31, 1997.

        On November 14, 1997, UniSource Energy engaged PricewaterhouseCoopers, LLP as its principal accountants to audit its financial statements for the year ending December 31, 1998. During 1996, 1997 and the period from December 31, 1997 to March 2, 1998, the date of UniSource Energy's Annual Report on Form 10-K for the year ended December 31, 1997, UniSource Energy did not consult PricewaterhouseCoopers, LLP on items which concerned the application of accounting principles generally, or to a specific transaction or group of transactions, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements except as related to transactions for the year ending December 31, 1998.

     Representatives of PricewaterhouseCoopers, LLP, UniSource Energy's current independent auditors, are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. Representatives of Deloitte & Touche LLP are not expected to be present at the meeting.

Voting of Shares
----------------
     At the Record Date, UniSource Energy had outstanding 32,294,598 shares of common stock, no par value ("Common Stock"). At the Record Date, there were 25,219 shareholders of record of the Common Stock. Holders of Common Stock will be entitled to one vote per share, subject to cumulative voting rights in the election of Directors as described below.

     Under the Arizona Business Corporation Act, a majority of the shares entitled to vote on any single subject matter which may be brought before the Meeting will constitute a quorum, and business may be conducted once a quorum is represented at the Meeting. Except as otherwise specified by law, if a quorum exists, action on a matter other than the election of Directors will be deemed approved if the votes cast "For" such matter exceed votes cast "Against" it.

     In the election of Directors, each holder of shares of Common Stock has the right to cumulate his votes by casting as many votes in the aggregate equal to the number of his shares of Common Stock multiplied by the number of Directors to be elected. He may cast the whole number of such votes for one nominee or distribute such votes among two or more nominees. If a quorum is present, Directors are elected by a plurality of the votes cast by the shares entitled to vote. Withheld votes will be counted as being represented at the Meeting for quorum purposes but will not have an effect on the vote.

     The shares represented by an executed proxy will be voted for the election of Directors, or withheld in accordance with the specifications in the proxy. If no specification is made in the proxy, the proxy will be voted "FOR" the nominees listed herein.

     Any broker "non-votes" with respect to a proposal will be counted for purposes of determining the presence or absence of quorum, but will not be counted as shares represented and voting on that proposal. In contrast, proxies voted "abstain" will have the same legal effect as votes against a proposal.

Security Ownership of Certain Beneficial Owners
-----------------------------------------------
     As of the Record Date, UniSource Energy knew the following persons to be the beneficial owners of more than 5% of the outstanding shares of Common Stock:


                                             Amount and
                  Name and Address            Nature of        Percent of
 Title of Class   of Beneficial Owner    Beneficial Ownership    Class
-------------------------------------------------------------------------
  Common         Heartland Advisors, Inc.     2,825,400 (1)       8.80%
                 790 North Milwaukee Street
                 Milwaukee, WI 53202

  Common         The Prudential Insurance     1,786,720 (2)       5.54%
                 Company of America
                 751 Broad Street
                 Newark, NJ  07102-3777
____________________

(1)  In a statement dated February 4, 1999, filed with the SEC on
     Schedule 13G under the Securities Exchange Act of 1934, as amended, Heartland Advisors, Inc. indicated it has sole voting power over 1,213,700 shares and sole dispositive power over 2,825,400 shares of the outstanding Common Stock of UniSource Energy, which are held in investment advisory accounts. Heartland Advisors, Inc. is a registered investment advisor as defined under Section 203 of the Investment Advisors Act of 1940.



(2)  In a statement dated February 1, 1999, filed with the SEC on
     Schedule 13G under the Securities Exchange Act of 1934, as amended, The Prudential Insurance Company of America indicated it may have direct or indirect voting and/or investment discretion over 1,786,720 shares of the outstanding Common Stock of UniSource Energy which are held for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------
     Section 16(a) of the Securities and Exchange Act of 1934, as amended, and SEC regulations require Directors, certain officers, and persons who own greater than 10% of the stock of UniSource Energy to file reports of ownership and changes in ownership of such UniSource Energy stock with the SEC and New York Stock Exchange. These Directors, officers and greater than 10% beneficial owners are required by law to furnish UniSource Energy with copies of all Section 16(a) forms they file.

      Based solely on a review of the copies of such forms furnished to UniSource Energy and on written representations of its Directors and officers, UniSource Energy believes that all
Section 16(a) filing requirements applicable to its Directors and officers were complied with during 1998, with the exception of Mr. Jose L. Canchola, a Director of UniSource Energy who
inadvertently failed to timely file a Form 4 for the single acquisition of 1,000 shares of Common Stock he purchased during 1998, Ms. Elizabeth T. Bilby, a Director of UniSource Energy who inadvertently failed to timely file a Form 4 for the single acquisition of 100 shares of Common Stock she purchased during 1998, and Mr. Daniel W. L. Fessler, a Director of UniSource Energy who inadvertently failed to timely file a Form 4 for the single acquisition of 423 shares of Common Stock he purchased during 1998. Mr. Canchola's acquisition was subsequently reported to the SEC on his Form 5 for 1998. Ms. Bilby and Mr. Fessler's acquisitions were each subsequently submitted to the SEC on separate Form 5s.

Security Ownership of Management
--------------------------------
     The following table sets forth as of the Record Date, the number and percentage of shares beneficially owned, along with the nature of such beneficial ownership, by each of UniSource Energy's Directors and nominees, UniSource Energy's Chief
Executive Officer, the four other most highly compensated executive officers ("Named Executives") of UniSource Energy during 1998, and all Directors and officers as a group.

                                                                         Allocable Amount
                                   Amount and                          Shares Under Deferred
                                   Nature of                           Compensation Stock
Title of        Name  of           Beneficial           Percent of      Plan and Restricted
 Class      Beneficial Owner       Ownership (1)(2)(3)     Class       Stock Unit Account(4)(5)
------      ----------------       -------------------  -----------   -------------------------
Common   James S. Pignatelli         39,091 (6)(7)           *                5,669
         Chairman, President
         and CEO

Common   Ira R. Adler                31,955 (8)(9)           *                6,663
         Executive Vice President,
         Chief Financial Officer,
         Treasurer, and Director

Common   Charles E. Bayless           6,000                 ____               ____
         Former Chairman,
         President and CEO

Common   Larry W. Bickle              2,000                  *                 ____
         Director

Common   Elizabeth T. Bilby           3,900 (10)             *                 2,847
         Director

Common   Harold W. Burlingame         2,500                  *                 ____
         Director

Common   Jose L. Canchola             5,800 (10)             *                   404
         Director


Common   John L. Carter               9,000 (11)             *                 5,804
         Director

Common   Daniel W. L. Fessler           423                  *                  ____
         Director

Common   John A. Jeter                6,600 (10)             *                   597
         Director

Common   R. B. O'Rielly               3,880 (10)             *                 3,289
         Director

Common   Martha R. Seger              5,388 (10)             *                 2,112
         Director

Common   H. Wilson Sundt              5,600 (10)(12)         *                   364
         Director

Common   George W. Miraben (13)       21,686(14)             *                   562
         Senior Vice President

Common   Dennis R. Nelson             19,741 (15)            *                 6,052
         Vice President
         General Counsel and
         Corporate Secretary

Common   Steven J. Glaser             16,623 (16)(17)        *                 2,601
         Vice President
         Energy Services
         Tucson Electric Power
         Company

Common   All  Directors  and          255,376(18)(19)        *                67,439 (20)
         executive officers as
         a group
------------------

* Represents less than l% of the outstanding Common Stock of UniSource Energy.

(1)Includes any shares held in the name of the spouse, minor children, or other relatives sharing the home of the Director or officer. Except as otherwise indicated below, the Directors, nominees for Director, and officers have sole voting and investment power over the shares shown. Voting power includes the power to direct the voting of the shares held, and investment power includes the power to direct the disposition of the shares held.
(2)Based on information furnished by Directors and officers. Includes shares subject to options exercisable within 60 days.
(3)Effective June 1, 1998, UniSource Energy added a UniSource Energy Stock Fund election option to its Triple Investment Plan (401(k)) ("TIP") portfolio. Amounts include equivalent share amounts allocated to the individual's TIP portfolio.
(4)Includes shares held in trust under the Deferred Compensation Plan. With the cash compensation deferred, the trust invests in Common Stock quarterly. Distributions under the Deferred Compensation Plan are made in Common Stock. Until the Common Stock is distributed, Directors and officers are not the beneficial owners of such shares. The number of shares set forth includes shares purchased through the last quarterly purchase on January 15, 1999.
(5)Includes allocable amount of deferred shares in the participant's Restricted Stock Unit Account (see Summary Compensation Table).
(6)Includes 30,646 shares subject to options exercisable within 60 days.
(7)Includes  7,045  shares purchased under TIP  UniSource  Energy
   Stock Fund.
(8)Includes 27,382 shares subject to options exercisable within 60 days.
(9)Includes  3,403  shares purchased under TIP  UniSource  Energy
   Stock Fund.
(10)Includes 3,600 shares subject to options exercisable within 60 days.
(11)Includes 2,000 shares subject to options exercisable within 60 days.


(12)Includes 1,000 shares held by a corporation with which Mr. Sundt is associated.
(13)Mr. Miraben resigned effective January 15, 1999.
(14)Includes 20,726 shares subject to options exercisable within 60 days.
(15)Includes 19,161 shares subject to options exercisable within 60 days.
(16)Includes 14,520 shares subject to options exercisable within 60 days.
(17)Includes  753  shares  purchased under TIP  UniSource  Energy
    Stock Fund.
(18)Includes 218,688 shares subject to options exercisable within 60 days.
(19)Includes  16,192 shares purchased under TIP UniSource  Energy
    Stock Fund.
(20)Includes 5,527 restricted stock grants pursuant to the 1997 TEP Officer Restricted Stock Awards.

                           PROPOSAL 1
                      ELECTION OF DIRECTORS
                      ---------------------

General
-------
     At the Meeting, the shareholders will elect twelve Directors to serve on the Board of Directors of UniSource Energy for the ensuing year and until their successors shall have been elected and shall have qualified. The votes applicable to the shares represented by executed proxies in the form enclosed, unless withheld, will be cast for the twelve nominees listed below, or, in the discretion of the persons acting as proxies, will be voted cumulatively for one or more of such nominees, all of whom are present members of the Board of Directors. All of the nominees have consented to serve if elected. If any nominee becomes unavailable for any reason or a vacancy should occur before the election (which events are not anticipated), it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees.

                                                          Director
             Name and Principal Occupation          Age    Since
             -----------------------------          ---   --------

         JAMES  S.  PIGNATELLI,  Chairman  of  the  55     1998
         Board  of Directors, President and  Chief
         Executive  Officer  of  UniSource  Energy
         since  July  1998; Senior Vice  President
         and  Chief Operating Officer of UniSource
         Energy  from December 1997 to July  1998;
         Executive   Vice  President   and   Chief
         Operating  Officer  of  Tucson   Electric
         Power  Company, a wholly-owned subsidiary
         of  UniSource Energy ("TEP")  from  March
         1998  to July 1998; Senior Vice President
         and  Chief Operating Officer of TEP  from
         1996  until  1998; Senior Vice  President
         of  Business Development of TEP from 1994
         to   1996;  Chairman  of  the  Board   of
         Directors, President and Chief  Executive
         Officer  of  Millennium Energy  Holdings,
         Inc.,   a  wholly  owned  subsidiary   of
         UniSource  Energy  ("Millennium"),  since
         1997.    President  and  Chief  Executive
         Officer  of  Mission  Energy  Company,  a
         subsidiary  of SCE Corp.,  from  1988  to
         1993;  Director  of INNCOM International,
         Inc.

         IRA   R.  ADLER,  Director  of  UniSource  48   1998
         Energy  since  July 1998; Executive  Vice
         President,  Chief Financial  Officer  and
         Treasurer of UniSource Energy since  July
         1998;  Executive  Vice President  of  TEP
         since   March   1998;   Chief   Financial
         Officer  of  TEP since 1990; Senior  Vice
         President  of  TEP  from  1990  to  1998;
         Director  of Millennium since 1998;  Vice
         President and Chief Financial Officer  of
         Millennium  from April 1998  to  November
         1998.

(2)(3)   LARRY  W.  BICKLE, Managing  Director  of  53   1998
(4)      Haddington  Ventures, LLC, an  investment
         company,  since  1997;  Chairman,  Market
         Hub  Partners, a developer of natural gas
         storage  facilities from  1994  to  1997;
         Chairman   and   CEO,   TPC   Corporation
         (formerly  Tejas Power Corporation)  from
         1984  to  May  1997; Director,  St.  Mary
         Land & Exploration Company.


(1)(2)   ELIZABETH   T.   BILBY,   President   and   59   1995
(3)(4)   Treasurer of Gourmet Products,  Inc.,  an
         agricultural  product marketing  company,
         and  Director of International  Marketing
         of  Santa  Cruz  Valley Pecan  Co.  since
         1982.

(1)(2)   HAROLD  W.  BURLINGAME,  Executive   Vice  58   1998
(3)      President,   Merger   &   Joint   Venture
         Integration  of  AT&T since  March  1999;
         Executive   Vice   President   of   Human
         Resources  of  AT&T from  1987  to  March
         1999; Chairman of the AT&T Foundation.

(1)(2)   JOSE  L.  CANCHOLA, President  and  Chief  67   1992
(3)(4)   Executive  Officer  of  Canchola   Group,
(5)      Inc.,   holder   of  several   restaurant
         franchises   in   Tucson   and   Nogales,
         Arizona,    since   1976;    Member    of
         McDonald's     Corporation      Operators
         Advisory   Board  from  1981   to   1993;
         National    Franchise   Director,    U.S.
         Department   of   Commerce,   Office   of
         Minority  Business Enterprise  from  1974
         to 1976.

(2)(4)   JOHN  L. CARTER, Executive Vice President  64  1996
(5)      and  Chief  Financial  Officer  of  Burr-
         Brown  Corporation  from  1993  to  1996;
         President and Chief Executive Officer  of
         Qualtronics  Manufacturing,   Inc.   from
         1987 to 1996.

(4)      DANIEL W. L. FESSLER, Partner in the  law  57  1998
         firm  of  LeBoeuf, Lamb, Greene &  MacRae
         L.L.P.  since 1997; Member of the Harvard
         Electricity  Policy  Group  since   1994;
         Member  of  the  American  Law  Institute
         since  1985; Professor of Law, University
         of  California, Davis from 1970 to  1995;
         President   of   the  California   Public
         Utilities Commission from 1991  to  1996;
         Commissioner     of    the     California
         Transportation Commission  from  1991  to
         1995.

(1)(2)   JOHN   A.   JETER,  Independent  business  68  1994
(3)(5)   consultant  since 1991;  partner  in  the
         accounting  firm  of Arthur  Andersen   &
         Co. from 1967 to 1991.

(1)(4)   R.  B.  O'RIELLY, President  of  O'Rielly  69  1989
(5)      Motor  Company, an automobile  dealership
         management company, since 1955.

(1)(2)   MARTHA  R. SEGER, Distinguished  Visiting  67  1992
(4)      Professor  of Finance, American  Graduate
         School  of International Management  from
         1993  to 1998; John M. Olin Distinguished
         Fellow  at the Karl Eller Center for  the
         Study  of Private Market Economy  at  the
         University of Arizona from 1991 to  1993;
         Financial Economist and Governor  of  the
         Federal  Reserve  System  from  1984   to
         1991;   Director  of  Xerox  Corporation,
         Kroger  Company,  Fluor Corporation,  and
         Amerisure.

(2)(3)   H.  WILSON SUNDT, Chairman of the  Board,  66  1976
(5)      The  Sundt Companies Inc., since  January
         1999;  Chairman  of the Board  and  Chief
         Executive  Officer  of  Sundt   Corp,   a
         general  construction  contracting  firm,
         from   1979  to  December  1998,   having
         served  as President from 1979  to  1983;
         Director   of   Magma   Copper   Company,
         October 1987 to January 1996.
--------------------

(1)Member of Nominating Committee. Mr. Canchola served on this Committee through May 8, 1998. Mr. Burlingame and Dr. Seger were elected to the Nominating Committee on May 8, 1998.


(2)Member  of  Audit Committee.  Dr. Seger served  on  this
   Committee through May 8, 1998. Dr. Bickle and Mr. Burlingame were elected to the Audit Committee on May 8, 1998.

(3)Member  of Compensation Committee.  Dr. Bickle  and  Mr.
   Burlingame  were elected to the Compensation Committee  on  May
   8, 1998.

(4)Member of Finance Committee. Dr. Bickle and Mr. Canchola
   were  elected  to the Finance Committee on May  8,  1998.   Mr.
   Fessler was elected in November 1998 but did not attend any meetings in 1998.

(5)Member of Executive Committee.



Committee Functions
-------------------
     The Audit Committee selects and recommends to the Board of Directors a firm of independent certified public accountants to audit annually the financial statements of UniSource Energy; reviews and discusses the scope of such audit; receives and reviews the audit reports and recommendations; transmits its recommendations to the Board of Directors; reviews with the internal audit department of UniSource Energy, from time to time, the accounting and internal control procedures of UniSource Energy, and makes recommendations to the Board of Directors for any changes deemed necessary in such procedures; and performs such other functions as the Board of Directors, from time to time, shall delegate to the Audit Committee. The Audit Committee of UniSource Energy held four meetings in 1998 and was in full compliance with its written charter.

     The Compensation Committee reviews the performance of UniSource Energy's Directors and officers and makes recommendations to the Board of Directors with respect to Directors' and officers' compensation. The Compensation Committee of UniSource Energy held four meetings in 1998.

     The Nominating Committee interviews potential Directors of UniSource Energy, nominates, and recommends to the shareholders and Directors, as the case may be, qualified persons to serve as Directors. The Nominating Committee of UniSource Energy held four meetings in 1998. At such times as Director vacancies occur, the Nominating Committee will consider written recommendations for the Board of Directors which have been received from shareholders. The deadline for consideration for next year's Annual Meeting of Shareholders is December 2, 1999. Recommendations must include detailed biographical material indicating the candidate's qualifications and a written statement from the candidate of willingness and availability to serve. Recommendations should be directed to the Corporate Secretary, UniSource Energy Corporation, P.O. Box 711, Tucson, Arizona 85702.

     The Finance Committee reviews and recommends to the Board of Directors long-range financial policies and objectives, and actions required to achieve those objectives. Specifically, the Finance Committee reviews capital and operating budgets, current and projected financial results of operations, short-term and long-range financing plans, dividend policy, risk management activities, and major commercial banking, investment banking, financial consulting, and other financial relations of UniSource Energy. The Finance Committee of UniSource Energy held four meetings in 1998.

      The Executive Committee coordinated and consulted with the Chief Executive Officer regarding the establishment of short-term goals and objectives in support of UniSource Energy's overall strategic direction and recommended its determinations to the Board of Directors. The Executive Committee was established on June 23, 1998, dissolved on December 31, 1998, and held two meetings in 1998.

     The Board of Directors of UniSource Energy held a total of eight regular and special meetings in 1998.

Executive Compensation and Other Information
--------------------------------------------
    The following tables set forth certain information concerning compensation of, stock option grants to, and stock options/Stock Appreciation Rights ("SARs") held by UniSource Energy's Chief Executive Officer and the Named Executives at December 31, 1998. Mr. Bayless served as UniSource Energy's Chief Executive Officer until July 6, 1998. Mr. Pignatelli was named Chief Executive Officer on July 6, 1998.


        EXECUTIVE COMPENSATION AND OTHER INFORMATION
                SUMMARY COMPENSATION TABLE


                                                                        Long Term Compensation
                                                                                 Awards
                                                                        ----------------------

						                        Annual	        	Restricted		 Securities		   All Other
						                      Compensation	          Stock		     Underlying		 Compensation
Name and principal position		Year	Salary ($)	   Bonus ($)	Awards ($)(1)	Options/SARs(#)     ($) (2)
---------------------------     ----    ----------     ---------    -------------  ----------------  -------------
James S. Pignatelli				1998		410,050		216,004		      -	            58,246			7,200
President and				    1997		307,924		186,001		    67,524			16,800			7,200
Chief Executive Officer			1996		256,462		113,288		      -		     	13,109			8,561

Charles E. Bayless				1998		254,524		   -		      -		           -	      600,276(3)
Former President 				1997		439,309		352,001	       451,793			41,890			7,200
and Chief Executive Officer     1996		423,881		242,250		      -			    36,196	       47,863


Ira R. Adler				    1998		297,614		125,995           -		        17,700			7,200
Executive Vice President,		1997		244,558		147,001         83,853			13,300			7,200
Chief Financial Officer and     1996		235,400		100,633	          -			     9,652		   61,073
Treasurer


George W. Miraben (4)			1998		238,965		73,500	          -			    14,400		    7,200
Senior Vice President 			1997		208,616		126,001	        71,870		    11,400			7,200
			                	1996		174,376		76,950	          -			     9,652         19,096


Dennis R. Nelson				1998		206,693		72,000		      -			     8,800	        7,200
Vice President, 				1997		179,595		90,001		    61,605			 8,400	        7,200
General Counsel and             1996		171,518		60,990		      -			     9,652		   23,294
Corporate Secretary


Steven J. Glaser				1998		186,174		54,000		      -			     8,000			7,200
Vice President				    1997		164,423		82,500		    35,935			 7,700			7,200
Energy Services (TEP)			1996		151,780		54,328      	  -			     6,116	       23,212


(1) Represents the fair market value of the restricted stock award on June 27, 1997, the grant date. The restrictions lapse over a three-year period in one-third increments on each anniversary date of the grant. Recipients are entitled to receive shares of stock after the restrictions have lapsed, but may elect to defer receipt of such stock to a future period. The restricted stock is entitled to dividends at the same rate as UniSource Energy's Common Stock. As of December 31, 1998, based on the closing market price of UniSource Energy's Common
  Stock on that date of $13.50, James S. Pignatelli held 4,677 shares of restricted stock valued at $63,140; Ira R. Adler held 5,808 shares of restricted stock valued at $78,408; George W. Miraben held 4,978 shares of restricted stock valued at $67,203; Dennis R. Nelson held 4,267 shares of restricted stock valued at $57,605; and Steven J. Glaser held 2,489 shares of restricted stock valued at $33,602. On August 13, 1998, Charles E. Bayless received 10,431 shares of restricted stock valued at $147,990, based on the closing market price of UniSource Energy's Common
  Stock on that date of $14.1875. Mr. Bayless' 20,862 remaining restricted stock awards were canceled when he resigned July 6, 1998.

(2) All Other Compensation consists of TEP's contributions to the TIP ($7,200 for each Named Executive officer in 1998 and 1997 and $6,750 in 1996). In addition, in 1996 the All Other Compensation amount included a one-time payment for vacation accrued and unused for all years of service with UniSource Energy.

(3) Mr.  Bayless' All Other Compensation consists of a $593,076
  payment   for   accrued  supplemental  retirement   plans   (paid
  following his resignation) and TEP's contribution of $7,200 to the TIP.

(4) Mr. Miraben resigned effective January 15, 1999.



                                 OPTION GRANTS IN LAST FISCAL YEAR
                                                                                          Potential
                                                                                      Realizable Value at
                        Number of     Percent of Total                               Assumed Annual Rates of
                        Underlying      Granted to        Exercise                  Stock Price Appreciation
                       Options/SARs    Employees in        Price       Expiration       for Option Term
 Name                   Granted (#)     Fiscal Year         ($/Sh)        Date         5% ($)      10% ($)
-----                 --------------- --------------      --------     ----------     ------       -------
James S. Pignatelli       58,246	      27.8%	           15.5625	     7/9/08       570,063    1,444,653

Charles E. Bayless          -		        -	              -            -              -         -

Ira R. Adler              17,700		   8.5%	           15.5625       7 /9/08       173,233     439,006

George W. Miraben         14,400		   6.9%	           15.5625    	 4/15/99	   140,935	   357,158

Dennis R. Nelson           8,800		   4.2%	           15.5625	     7/9/08	        86,127     218,263

Steven J. Glaser           8,000		   3.8%	           15.5625	     7/9/08	        78,297     198,421


During 1998, the Compensation Committee of the Board of Directors granted stock options, a portion of which are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"), to the officers of UniSource Energy with exercise prices equal to the market price of the Common Stock at the date of grant. The options vest annually over a three-year period. The aggregate number of shares attributable to the 1998 grants is 209,246.



               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION/SAR VALUES

                                                           Number of Securities         Value of
                                                               Underlying              Unexercied
                                                               Unexercied              In-the-Money
                                                             Options/SARs at        Options/SARs at
                                                           Fiscal Year-End (#)      Fiscal Year End ($)
                       Shares Acquired    Value               Exercisable/             Exercisable/
  Name                 on Exercise (#)    Realized ($)       Unexercisable            Unexercisable
 -----                 ---------------    ------------     --------------------     -------------------
James S. Pignatelli	           -	           -		     30,646/73,816             4,370/2,185

Charles E. Bayless	         71,210	         58,532		           -	               	    -

Ira R. Adler	               -	           -		     27,382/29,785		       3,217/1,609

George W. Miraben	           -	           -		     19,067/25,218		       3,217/1,609

Dennis R. Nelson	           -	           -		     19,161/17,618		       3,217/1,609

Steven J. Glaser	           -	           -		     14,520/15,173             2,039/1,020



                          LONG-TERM INCENTIVE PLANS - AWARDS
                                  IN LAST FISCAL YEAR


                       Number   Performance Or   Estimated Future Payouts Under Non-Stock
                       Shares,   Other Period               Price-Based Plans
                      Units Or     Until         ----------------------------------------
                        Other   Maturation or      Threshold    Target     Maximum
    Name               Rights      Payout              (#)        (#)        (#)
    ----               -------   -------------      ---------    ------     -------
James S. Pignatelli     80,000     12/31/01           40,000     80,000     120,000

Charles E. Bayless        --          --                --         --         --

Ira R. Adler              --          --                --         --         --

George W. Miraben         --          --                --         --         --

Dennis R. Nelson          --          --                --         --         --

Steve J. Glaser           --          --                --         --         --


      On June 26, 1997, at the recommendation of the Compensation Committee, the Board of Directors unanimously approved a Performance Share Program under the TEP 1994 Omnibus Stock and Incentive Plan (the "Omnibus Plan"). The Performance Share Program is intended to align the interests of UniSource Energy's officers directly with the interest of its shareholders. On October 10, 1997, the Compensation Committee approved a total of 254,540 performance shares to be awarded (the "Target Number of Shares") to all executive officers, including Mr. Pignatelli and the Named Executives. The Performance Share Program provides for the delivery of shares of UniSource Energy's Common Stock equal to 0 to 150% of the Target Number of Shares, depending upon UniSource Energy's total shareholder return (stock price increase plus dividends, divided by the initial stock price) over the performance period ending December 31, 2001, compared to corporations in a peer group. For this purpose, "peer group" means those corporations that, as of the vesting date, are included in the S&P Electric Utility Index. At the end of the performance period, the Compensation Committee will determine the number of performance shares that vest (the "Vested Performance Shares") based on UniSource Energy's performance against the peer group. Performance share recipients will receive one share of Common Stock for each Vested Performance Share. The shares of Common Stock underlying the performance shares are subject to limitations on their sale, transfer, or pledge prior to the time they become vested.
Recipients of performance shares will have no rights as stockholders of UniSource Energy, including dividend rights and voting rights, with respect to the performance shares and any shares of Common Stock underlying or issuable in respect of such performance shares until such shares are actually issued and held of record by the recipient.

                            PENSION PLAN TABLE
                            ------------------
Remuneration ($)                    Years of Service
----------------                    ----------------
                   10         15         20         25         30         35
125,000          54,850     54,850      54,850     54,850     54,850    54,850
150,000          65,820     65,820      65,820     65,820     65,820    65,820
175,000          76,790     76,790      76,790     76,790     76,790    76,790
200,000          87,760     87,760      87,760     87,760     87,760    87,760
225,000          98,730     98,730      98,730     98,730     98,730    98,730
250,000         109,700    109,700     109,700    109,700    109,700   109,700
300,000         131,640    131,640     131,640    131,640    131,640   131,640
400,000         175,520    175,520     175,520    175,520    175,520   175,520
450,000         197,460    197,460     197,460    197,460    197,460   197,460
500,000         219,400    219,400     219,400    219,400    219,400   219,400
550,000         241,340    241,340     241,340    241,340    241,340   241,340
600,000         263,280    263,280     263,280    263,280    263,280   263,280
650,000         285,220    285,220     285,220    285,220    285,220   285,220


    Remuneration is comprised of the officer's average annual compensation during the five consecutive years of employment with the highest compensation within the last 15 years preceding retirement. Compensation is comprised of salary and bonuses, shown on the Summary Compensation Table. The listed amounts are to be paid out annually, commencing on the officer's normal retirement date.

    The estimated credited years of service for the CEO, former CEO and Named Executives are as follows:

                                     Credited
                                     Years of
           Name                      Service
           ----                      --------

       James S. Pignatelli              4
       Charles E. Bayless               9
       Ira R. Adler                    13
       George W. Miraben                9
       Dennis R. Nelson                21
       Steven J. Glaser                 9

    The pension benefit is equal to a base of 40% of the compensation for 25 years of service, plus 9.7% of such calculated amount. The estimated benefits shown in the Pension Plan Table are straight life annuities not subject to a reduction for any Social Security benefits. The table also reflects amounts payable under the Excess Benefits Plan which will pay from the general funds of UniSource Energy, the difference, if any, between the benefits shown in the table above and any benefit payments which may be limited by federal income tax regulations.


           DIRECTOR COMPENSATION FOR LAST FISCAL YEAR
           ------------------------------------------

                                    Cash           Security Grants
                                Compensation       ---------------
							  ---------------
                              Annual                    Number of
                             Retainer  Meeting Number    Securities
                               Fee      Fees     of      Underlying
   Name(1)                    ($) (2)   ($)(2) Shares(#) Options/SARs (#)(3)
   -------                    -------  -----  --------  -------------------
   Larry W. Bickle              16,040   24,000     -         1,200

   Elizabeth T. Bilby           17,500   41,000     -         1,200

   Harold W. Burlingame         16,040   20,000     -         1,200

   Jose L. Canchola             17,500   40,000     -         1,200

   John L. Carter               17,500   38,000     -         1,200

   Daniel W. L. Fessler         13,122   13,000     -         1,200

   John A. Jeter                17,500   41,000     -         1,200

   R.B. O'Rielly                17,500   35,000     -         1,200

   Martha R. Seger              17,500   27,000     -         1,200

   Donald G. Shropshire          5,835   12,500     -         1,200

   H. Wilson Sundt              17,500   37,000     -         1,200


  (1)     Mr.  Pignatelli, Mr. Adler and Mr. Bayless are not listed
     in the above table because Directors who are salaried employees of UniSource Energy do not receive compensation in their capacity as members of the Board of Directors. Refer to the Summary Compensation Table for information concerning their compensation.
  (2) Cash compensation includes amounts earned but deferred at the election of Directors.
  (3) These are grants of UniSource Energy Common Stock options under the 1994 Outside Director Stock Option Plan (the "Plan"), which vest in one-third increments on the grant date anniversary and expire in ten years.


     Except for Dr. Bickle, Mr. Burlingame and Mr. Fessler, options were granted to each of the Directors on January 3, 1998, at an exercise price of $18.1250, the market value of the underlying stock on the grant date. Dr. Bickle and Mr. Burlingame joined the board in March 1998 and were granted their options on March 6, 1998 at an exercise price of $16.7813, the market value of the underlying Common Stock on the grant date. Mr. Fessler joined the board in May 1998, and was granted his options under the Plan on May 8, 1998 at an exercise price of $17.1250, the market value of the underlying stock on the grant date. Each Director of UniSource Energy, other than Mr. Pignatelli, Mr. Adler and Mr. Bayless, received an annual cash retainer of $17,500, $1,000 for each Board meeting, $1,000 for each committee meeting and $1,500 as chairperson for each committee meeting attended in 1998. The annual retainer amount paid to Dr. Bickle, Mr. Burlingame and Mr. Fessler was prorated because they were each appointed to the Board during 1998 and served less than the entire year. The annual retainer amount paid to Mr. Shropshire was prorated because he retired from the Board effective May 8, 1998 and thus served less than the entire year.

              OFFICER CHANGE IN CONTROL AGREEMENTS

    TEP has Change in Control Agreements ("Agreements") with fourteen officers (including Mr. Pignatelli, Mr. Adler, Mr. Nelson and Mr. Glaser) which became effective as of December 4, 1998 and remain in effect until the latter of: (1) five years after the date either TEP or the officer gives written notice of termination; or
(2) if a change in control occurs during the term of the Agreement, five years after the change of control. For the purpose of the Agreements, a change in control includes the acquisition of beneficial ownership of 30% of the Common Stock, certain changes in the Board of Directors, approval by the shareholders of certain mergers or consolidations, or certain transfers of the assets of UniSource Energy. The Agreements provide that each officer shall be employed by TEP or one of its subsidiaries or affiliates in a position comparable to their current position, with compensation and benefits which, as set forth in each Agreement, are at least equal to such officer's then current compensation and benefits, for an employment period of five years after a change in control occurs (subject to earlier termination due to such officer's acceptance of a position with another company or termination for cause).

    Following a change in control, in the event that the officer's employment is terminated by TEP (with the exception of termination due to the officer's acceptance of another position or for cause), or if the officer terminates his employment because of a reduction in position, responsibility, salary or for certain other stated reasons, the officer is entitled to severance benefits in the form of: (i) a lump sum payment equal to three times the present value of his salary and bonus compensation; (ii) the present value of the additional amount he would have received under the TEP Retirement Plan if he had continued to be employed for the five-year period after a change in control occurs; (iii) the present value of contributions that would have been made by TEP under the TIP if he had continued to be employed for such five-year period; and (iv) the present value of any employee awards under the Omnibus Plan or any successor plan, which are outstanding at the time of the officer's termination (whether vested or not), prorated based on length of service. Such officer is also entitled to continue to participate in TEP's health, death benefit and disability benefit plans for five years after the termination. The Agreements further provide that TEP will make a payment to the officer to offset any excise taxes that may become payable by the officer by reason of application of Sections 280G and 4999 of the Code, and any associated federal, state, local, employment and or excise tax owed on this gross-up payment. Any payments by UniSource Energy which are subject to Section 280G of the Code are not deductible. Assuming a change in control occurred on the Record Date which resulted in the immediate termination of the Chief Executive
Officer and the three Named Executives with whom TEP has Agreements, the total payments made by UniSource Energy pursuant to the Agreements would not be expected to exceed $13.2 million.

              REPORT OF THE COMPENSATION COMMITTEE
                    OF THE BOARD OF DIRECTORS
                    ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for developing and administering UniSource Energy's executive compensation policies and programs and making recommendations to the Board of Directors with respect thereto. In 1998, the Compensation Committee was comprised of six of UniSource Energy's independent outside Directors. Dr. Bickle and Mr. Burlingame were appointed to the Compensation Committee in May 1998 replacing Mr. Donald G. Shropshire, who retired in May. The Compensation Committee determines the compensation of UniSource Energy's executive officers, including Mr. Pignatelli and the
Named Executives, and sets policies for and reviews the compensation awarded to other key members of management. UniSource Energy applies a consistent philosophy to compensation for all executive employees, including the Named Executives.

     Compensation Policies Applicable to Executive Officers
     ------------------------------------------------------

       UniSource Energy's executive compensation policies and programs generally are intended to (i) relate the compensation of employees to the success of UniSource Energy and the creation of shareholder value; and (ii) attract, motivate and retain highly qualified executives. UniSource Energy's compensation program was developed with the assistance of an external consultant, and is intended to provide competitive pay levels which are linked to the achievement of UniSource Energy's strategic objectives.

      UniSource  Energy's  1998 compensation program  consisted  of
three  components:   (i)  base salary;  (ii)  short-term  incentive
compensation; and (iii) long-term incentive compensation.

Base Salaries
-------------

      The base salary component of compensation is intended to be competitive with that paid by companies with which UniSource Energy competes for employees. In developing the compensation program, the Compensation Committee retained an external consultant to conduct a competitive analysis of pay for UniSource Energy's officer group. In conducting its analysis for 1998, the consultant used comparative groups of utility (primarily electric) industry as well as general industry companies with revenues similar to UniSource Energy, chosen based on their business and size. The utility industry group served as an industry comparator group for top-level personnel, and the general industry group was used as a comparator based on the Compensation Committee's belief that UniSource Energy's market for top-level personnel extends beyond the utility industry. The Compensation Committee believes the companies in the comparative group are a more appropriate comparison for UniSource Energy than the Edison Electric 100 companies used in the performance graph set forth following this Report, because the type of business and annual revenues of the companies included in the survey are more closely related to those of UniSource Energy and the companies in the comparative group represent primary competitors to UniSource Energy for top-level management personnel. The external data from companies in the comparative group was used to develop a competitive compensation for each executive position. Base salaries for UniSource Energy's executive officers (including Mr. Bayless, Mr. Pignatelli and the Named Executives) were set at market compensation levels in January 1998, in recognition of the increasingly competitive environment in the electric industry and the need to continue to attract and retain highly qualified executives, as well as the fact that a substantial portion of each executive's total compensation package is "at-risk," based on the achievement of certain corporate goals. See Short-Term Incentive Compensation and Long-Term Incentive Compensation below. Mr. Bayless resigned as Chairman, President and Chief Executive Officer in July 1998. Mr. Pignatelli was named Chairman, President and Chief Executive Officer at that time. His base salary was determined based on the aforementioned competitive pay analysis of pay for UniSource Energy's officer group. Mr. Bayless received a 4% increase in base salary for 1998. The Named Executives received increases ranging from 4% to 13%.

Short-Term Incentive Compensation
---------------------------------

      The Board of Directors adopted the Short-Term Incentive Plan to provide compensation for meeting or exceeding specified corporate objectives designed to contribute to the attainment of UniSource Energy's long-term strategic plan. Under the Short-Term Incentive Plan, target award levels are set as a percentage of each participant's base salary. In 1998, the percentage for Mr. Pignatelli was 40% and for the other executive officers ranged from 25 to 30%. Actual awards can vary from 0 to 200% of the target award level, depending upon UniSource Energy's performance in relation to pre-established goals. For 1998, pre-established goals for officers (including Mr. Pignatelli and the Named Executives) consisted of two corporate objectives and a customer service multiplier. The corporate objectives consisted of: (i) increasing UniSource Energy's intrinsic value, measured by cash flow return on investment; and (ii) improving profitability and cost management, measured by operations & maintenance expenses per kilowatt hour sold. The customer service multiplier consisted of eight component goals, relating to: (i) reducing the number of outages; (ii) decreasing average outage duration; (iii) improving customer service satisfaction; (iv) increasing customer use of special programs and services; (v) increasing services provided to customers; (vi) increasing customer service options; (vii) sustaining air quality compliance; and (viii) sustaining Company visibility through participation in community activities.

      In calculating the percentage of target awards payable, the Compensation Committee established target performance levels for each of the corporate objectives. Minimum performance levels (50% of target awards payable) and exceptional performance levels (150% of target awards payable) were established as well. No credit was given for performance below minimum levels. The customer service multiplier was established at levels ranging from 0.8 to 1.2, depending upon the number of component goals met. In order for any incentive compensation to be paid, UniSource Energy was required to meet at least the minimum performance levels on each of the corporate objectives. Based on the achievement of corporate objectives for 1998, incentive compensation was paid in the amount of 120% of target award levels to Mr. Pignatelli and the Named Executives. Mr. Bayless did not receive incentive compensation for 1998. Incentive compensation earned in 1998 by Mr. Pignatelli and the Named Executives is set forth in the preceding Summary Compensation Table.

Long-Term Incentive Compensation
--------------------------------

       UniSource  Energy's  long-term  incentive  compensation   is
intended to attract and retain quality employees over the long term in a manner that directly aligns them with shareholder interests.

     At the recommendation of the Compensation Committee, the Board of Directors unanimously adopted, and, at the 1994 Annual Meeting of Shareholders, the shareholders approved, the Omnibus Plan. On July 9, 1998, the Compensation Committee issued Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs") to all executive officers of UniSource Energy including Mr. Pignatelli and the Named Executives. In calculating the level of awards to Mr. Pignatelli and the other executive officers, the Compensation Committee considered the aforementioned analysis of executive compensation for comparative companies. Based on such analysis, the Compensation Committee awarded Mr. Pignatelli ISOs and NQSOs with a total value equal to 60% of his base salary (based on a Black-Scholes pricing model which assigned a value of $6.79 per share for ISOs and $5.91 per share for NQSOs). The total value of stock options issued to the Named Executives ranged from 30% to 33% of base salary. The number of shares covered by the stock option grant to Mr. Pignatelli was 58,246. The Compensation Committee did not consider the number of options previously granted or outstanding.

      On June 26, 1997, at the recommendation of the Compensation Committee, the Board of Directors unanimously approved a Performance Share Program under the Omnibus Plan. The Performance Share Program is intended to align the interests of UniSource Energy's executive officers directly with the interest of its shareholders. The Performance Share Program provides for the delivery of shares of UniSource Energy's Common Stock equal to 0 to 150% of the Target Number of Shares, depending upon UniSource Energy's total shareholder return (stock price increase plus dividends, divided by the initial stock price) over the performance period ending December 31, 2001, compared to corporations in a peer group. For this purpose, "peer group" means those corporations that as of the vesting date are included in the S&P Electric Utility Index. At the end of the performance period, the Compensation Committee will determine the number of Vested Performance Shares based on UniSource Energy's performance against the peer group. Performance share recipients will receive one share of Common Stock for each Vested Performance Share. The shares of Common Stock underlying the performance shares are subject to limitations on their sale, transfer, or pledge prior to the time they become vested. Recipients of performance shares will have no rights as stockholders of UniSource Energy, including dividend rights and voting rights, with respect to the performance shares and any shares of Common Stock underlying or issuable in respect of such performance shares until such shares are actually issued and held of record by the recipient. On October 10, 1997, the Compensation Committee approved a total of 254,540 Target Number of Shares to all executive officers, including Mr. Bayless, Mr. Pignatelli and the other Named Executives. When he was named President and Chief Executive Officer in July 1998, Mr. Pignatelli's performance shares were increased by 80,000 to 104,790, representing a target value of approximately 200% of his base salary.

      The Compensation Committee does not presently have a policy regarding qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Code.

                              Respectfully submitted,

                              THE COMPENSATION COMMITTEE
                              H. Wilson Sundt
                              Larry W. Bickle
                              Elizabeth T. Bilby
                              Harold W. Burlingame
                              Jose L. Canchola
                              John A. Jeter

                   UNISOURCE ENERGY CORPORATION
         Comparison of Five-Year Cumulative Total Return
    UniSource Energy Corporation, S&P 500 Index, and EEI Index
                 of 100 Investor-Owned Utilities


The graph showing on the hard copy represents the comparison of five year cumulative total return between UniSource Energy Corporation, the S&P
500 Index, and EEI index of 100 investor-owned utilities.  The graph's
X-axis shows the years 1993 to 1998, and the Y-axis shows dollar values from 50 to 300. The data points are connected by lines with the following markers:
UNS - triangles; S&P 500 Index - diamonds; EEI index of 100 investor-owned utilities - squares. The datapoints are as follows:


                          1993    1994    1995    1996    1997    1998
                          ----    ----    ----    ----    ----    ----
UniSource Energy
Corporation               $100     $83     $90     $91    $100     $74

S&P 500 Index             $100    $101    $139    $171    $229    $294

EEI Index of 100
Investor-owned
Utilities                 $100     $88    $116    $117    $149    $170


Assumes $100 invested on December 31, 1992 in UniSource Energy Corporation Common Stock, S&P Index and EEI Index. It is assumed that all dividends are reinvested in stock at the frequency paid and the returns of each component peer group issuer are weighted according to the issuer's stock market capitalization at the beginning of the period.
                  TRANSACTION OF OTHER BUSINESS

     So far as UniSource Energy is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. If, however, any other matters shall properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

          SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Rule 14a-4 of the SEC's proxy rules allows UniSource Energy to use discretionary voting authority to vote on a matter coming before an annual meeting of the shareholders which was not included in UniSource Energy's Proxy Statement (if UniSource Energy does not have notice of the matter at least 45 days before the date on which UniSource Energy first mailed its proxy materials for the prior year's annual meeting of the shareholders). In addition, discretionary voting authority may generally also be used if
UniSource Energy receives timely notice of such matter (as described in the preceding sentence) and if, in the proxy statement, UniSource Energy describes the nature of such matter and how UniSource Energy intends to exercise its discretion to vote on such matter. Accordingly, for the 2000 Annual Meeting of Shareholders of UniSource Energy Corporation, any such notice must be submitted to the Corporate Secretary of UniSource Energy on or before February 14, 2000.

    This requirement is separate and apart from the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in the UniSource Energy Proxy Statement. Shareholder proposals intended to be presented at the 2000 Annual Meeting of Shareholders of UniSource Energy Corporation must be received by UniSource Energy no later than December 1, 1999 in order to be eligible for inclusion in UniSource Energy's Proxy Statement and the form of proxy relating to that meeting.

                       By   order  of  the  Board  of Directors,




                      Dennis R. Nelson
                      Corporate Secretary


Dated:  March 30, 1999

Shareholders are requested to fill out, date, sign, and promptly return the accompanying form of proxy in the enclosed envelope.

                            APPENDIX

(FORM OF PROXY CARD)


                         UNISOURCE ENERGY CORPORATION
                   220 West Sixth Street, Post Office Box 711
                             Tucson, Arizona 85702


You are cordially invited to join us at the Annual Meeting of Shareholders of UniSource Energy Corporation. This year's meeting will be held at the Leo Rich Theater, 260 S. Church Avenue, Tucson, Arizona on Friday, May 21, 1999.

At the meeting you will be asked to elect a Board of Directors. It is important that your shares be voted whether or not you plan to be present at the meeting. You should specify your choices by marking the appropriate boxes on the proxy form below, and date, sign and return your proxy form in the enclosed, postpaid return envelope as promptly as possible. If you date, sign and return your proxy form without specifying your choice, your shares will be voted in accordance with the recommendations of your directors.

We will discuss the business of UniSource Energy during the meeting. I welcome your comments and suggestions, and we will provide time during the meeting for questions from shareholders.

I am looking forward to having you with us on the 21st of May. In the meantime, if you have questions regarding the Meeting, please phone our Investor Relations Department at 520-884-3661.

                                        Sincerely,


DETACH PROXY CARD HERE
---------------------------------------------------------------------------

(FORM OF PROXY CARD FRONT)


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. Election of Directors

FOR all nominees     WITHHOLD AUTHORITY to vote     *EXCEPTIONS   [ ]
listed below         for all nominees listed
[ ]                  below  [ ]

Nominees: Ira R. Adler, Larry W. Bickle, Elizabeth T. Bilby, Harold W. Burlingame, Jose L. Canchola, John L. Carter, Daniel W. L. Fessler, John A. Jeter, R.B. O'Rielly, James S. Pignatelli, Martha R. Seger, H. Wilson Sundt

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

*Exceptions --------------------------------------------------------------------


                                                  Change of Address and
                                                  or Comments Mark Here   [ ]


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint tenants in common or as community property, both should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Receipt is hereby acknowledged of Notice of Annual Meeting, Proxy Statement and the 1998 Annual Report.

                                              Dated:              , 1999


                                             ---------------------------
                                                      Signature


                                             ---------------------------
                                                      Signature


                                                VOTES MUST BE INDICATED
                                                (X) IN BLACK OR BLUE INK.


PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.




(FORM OF PROXY CARD - BACK)


                          UNISOURCE ENERGY CORPORATION
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR
                   THE ANNUAL MEETING TO BE HELD MAY 21, 1999
                                   P R O X Y

    The undersigned hereby appoints James S. Pignatelli and Ira R. Adler, and each of them, with the power of substitution, to represent and to vote on behalf of the shareholder all shares of Common Stock which the shareholder is entitled to vote at the Annual Meeting of Shareholders scheduled to be held at the Leo Rich Theater, 260 S. Church Avenue, Tucson, Arizona, on May 21, 1999, and at any adjournments thereof, with all powers the shareholder would possess if personally present and particularly with respect to Item 1 and in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted "FOR" Item. 1.
                        (Continued, and to be dated and signed on reverse side.)



													UNISOURCE ENERGY CORPORATION
                                                    C/O THE BANK OF NEW YORK
                                                    P.O. BOX 11030
                                                    NEW YORK, N.Y. 10203-0030